UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 3, 2011

Intermec, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West Everett, Washington www.intermec.com		98203-1264
(Address of principal executive offices and internet site)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 4, 2011 Intermec, Inc. (“we,” “our” or “the company”) issued a press release announcing our preliminary financial results for the first fiscal quarter ended April 3, 2011.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference (the “May 4, 2011 Press Release”).

The May 4, 2011 Press Release includes Non-GAAP financial measures for
●	loss from operations before taxes
●	net loss
●	loss per diluted share, and
●	gross margin.

The May 4, 2011 Press Release also includes an outlook for second quarter 2011 Non-GAAP earnings per diluted share. Reconciliations of each of these Non-GAAP financial measures to the most directly comparable GAAP financial measures are detailed in the Reconciliation of GAAP to Non-GAAP Net Earnings, in the Reconciliation of GAAP to Non-GAAP Gross Margins, and in the Reconciliation of GAAP to Non-GAAP Outlook for the Quarter Ending July 3, 2011, attached to the May 4, 2011 Press Release.

The May 4, 2011 Press Release also includes supplemental information regarding the calculation of earnings before interest, taxes, depreciation and amortization (EBITDA) and Adjusted EBITDA.

Our Non-GAAP measures should be read in conjunction with the corresponding GAAP measures.  The Non-GAAP measures should be considered in addition to, and not as an alternative or substitute for, the measures prepared in accordance with generally accepted accounting principles.

We believe that excluding restructuring charges (principally related to severance costs in connection with distinct organizational initiatives to reduce costs and improve operational efficiency), costs related to completion of acquisitions and certain opening accounting adjustments, amortization of intangibles and non-cash stock based compensation expenses provides supplemental information useful to investors’ and management’s understanding of the Company’s core operating results, especially when comparing those results on a consistent basis to results for previous periods and anticipated results for future periods.

The foregoing information in this Item 2.02 is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On May 3, 2011, we committed to a business restructuring plan intended to reduce our operating cost structure over the remainder of 2011 (the “May 2011 Announcement”).  These reductions are intended primarily to improve the Company’s services cost structure and margins. We are communicating the plan to employees beginning on or about May 13, 2011, and have issued a press release announcing the restructuring activities described in this Item 2.05 of this Current Report.  The press release is attached as Exhibit 99.1 to this Current Report.

Under the business restructuring plan announced on May 4, 2011 and to be communicated to employees on or about May 13, 2011, we will reduce our non-U.S. work force. The headcount reductions will be in our service depot and support operations, and will represent approximately 2% of our current total global work force.   We expect to implement this restructuring plan over the remainder of this year, beginning in the second fiscal quarter of 2011.

In connection with the restructuring plan announced today, we expect to record approximately $4.5 million to $5.0 million in restructuring and related charges in 2011. The restructuring charges are primarily severance-related and are expected to be approximately 80% of the total cost.  Restructuring-related charges include costs for consulting, training and other transition costs.  We expect to record approximately $4.0 million of restructuring charge for this plan in the second quarter of 2011, and we expect that the balance will be recorded over the remainder of 2011.

Item 7.01	Regulation FD Disclosure.

May 4, 2011 Press Release

In the May 4, 2011 Press Release, we announced our outlook for the second fiscal quarter of 2011 with respect to our anticipated range of revenues, our anticipated range of GAAP diluted earnings (loss) per share, and our anticipated range of Non-GAAP diluted earnings per share excluding restructuring and restructuring-related costs, acquisition-related costs, and acquisition-related adjustments.

In the May 4, 2011 Press Release, we also announced our commitment to a restructuring plan relating to a reduction of our non-U.S. work force, as described more fully in Item 2.05 above.  In the May 4, 2011 Press Release and in Item 2.05, we described the anticipated restructuring costs resulting from the actions described in Item 2.05.

When completed, we estimate that the actions described in Item 2.05 of this Current Report are expected to result in annualized cost savings of approximately $3.0 million, beginning in the fourth quarter of 2011. The foregoing estimate is included in the May 4, 2011 Press Release reported in Item 2.02 of this Current Report.

Forward-Looking Statements

Statements made in this filing and any related statements that express Intermec’s or our management’s intentions, hopes, indications, beliefs, expectations, guidance, estimates, forecasts or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. They include, without limitation, statements regarding:  our view of general economic and market conditions, our sales, revenue, expense, earnings or financial outlook for the current or any future period, our cost reduction plans, our ability to develop, produce, market or sell our products, either directly or through third parties, to reduce or control expenses, to improve efficiency, to realign resources, or to continue operational improvement and year-over-year or sequential growth, and about the applicability of accounting policies used in our financial reporting. They also include, without limitation, statements about future financial and operating results of our company after the acquisition of other businesses and the benefits of such acquisitions. When used in this document and in documents it refers to, the words “anticipate,” “believe,” “will,” “intend,” “project” and “expect” and similar expressions as they relate to us or our management are intended to identify such forward-looking statements. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements but we expressly disclaim any obligation to do so, even if our beliefs and expectations change.

Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. These risks include:  (a) our ability to leverage the Vocollect products to enable us to expand our position in the warehouse market; and (b) our ability to successfully integrate and market the Vocollect products. Such risk factors also include, but are not limited to, risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission including, but not limited to, our annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which are available on our website at www.intermec.com.

The foregoing information in this Item 7.01 is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Description
99.1	Press release issued by Intermec, Inc. on May 4, 2011

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Intermec, Inc.
          (Registrant)

Date: May 4, 2011	By: /s/ Robert J. Driessnack Robert J. Driessnack Senior Vice President and Chief Financial Officer